EXHIBIT 24.2


                     Perrin Fordree & Company, P.C.

                              [LETTERHEAD]




                     INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Margate Industries, Inc. on Form S-8 of our report dated February 10, 1999, incorporated in the Annual Report on Form 10-K of Margate Industries, Inc. for the year ended December 31, 1998.


                              /s/ PERRIN FORDREE & COMPANY, P.C.


August 30, 1999